UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Knowles Corporation ("Knowles") will host an investor update call on November 30, 2021, where representatives of Knowles will be making presentations regarding business and financial outlook using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1 (the "Investor Presentation"). Knowles expects to use the Investor Presentation, in whole or in part, during the call in connection with presentations to investors, analysts, and others. This investor update call will be webcast, and the presentation materials, along with a recording of the virtual event, will be available for 180 days in the investor relations section of Knowles' website, www.knowles.com. The live webcast will begin at 9:00 a.m. Central time on November 30, 2021, and the webcast replay will be available after 7:00 p.m. Central time on November 30, 2021.

Investors can also listen to the investor update call at 9:00 a.m. Central time on November 30, 2021 by calling (888) 330-3292 (United States) or (646) 960-0857 (International). The conference call replay will be available after 7:00 p.m. Central time that day through 11:59 p.m. Central time on December 14, 2021 at (800) 770-2030 (United States) or (647) 362-9199 (International). The conference ID is 7928348.

Knowles makes reference to non-GAAP financial measures in the attached Investor Presentation. A reconciliation of these non-GAAP financial measures to the applicable GAAP financial measures is contained in the attached Investor Presentation.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:
Exhibit Number	Description

99.1	Presentation slides, issued by Knowles Corporation, dated November 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: November 30, 2021	By: /s/ John S. Anderson
John S. Anderson
Senior Vice President & Chief Financial Officer